2nd Quarter 2021 Update UMB Financial Corporation July 27, 2021 Exhibit 99.2

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 2nd Quarter 2021 Results Line of Business Updates Appendix 3 8 17 32 42 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 43 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview 3 Highlights Asset-based lending Accounts receivable financing Healthcare Services 91 banking centers 230 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Corporate Trust Capital Markets (4) Fund Services Private Wealth Management / Personal Trust At, or for the 3 months ended, 06/30/21. (1) Includes $766mm in PPP balances; (2) Includes $11.8B in managed assets and $4.2B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services; (4) UMB Bank, n.a. Capital Markets Division.

Beyond Financials – Our Culture 4 A company built to withstand the test of time. Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Goal Our Vision

5 Beyond Financials – Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate.

Beyond Financials – Our Commitment to Corporate Citizenship

Inclusion & Diversity

We want our company to be as diverse as the world we live in.

- Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities
- Our BRGs provide opportunities to listen, learn and turn empathy into action
- Unconscious bias training is embedded throughout manager development offerings
- In 2020, 29% of all UMB hires were people of color, 47% were women and 8% were veterans
- Diversity among leadership team – 8 of 16 members

Strong Corporate Governance

Effective governance programs help achieve business goals and drive value.

- 12-person board of directors, with 10 independent members
- 33% board diversity
- Deliberate selection criteria which includes diversity standards in the board nomination process
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit
- Closely analyzed and competitive compensation practices

Community Impact

Associate volunteerism and corporate philanthropy help build strong community partnerships.

- 1,000+ participants in our workplace giving campaign supporting qualified nonprofits
- UMB's Matching Gift Program utilization increased 380% from 2019 to 2020
- $2.6mm+ in donations and sponsorships in 2020
- UMB Market went virtual, with videos and worksheets to help children learn about healthy shopping on a budget

Efficient & Sensible Resource Use

UMB recognizes the undeniable importance of sustainable business practices.

- 74 UMB buildings use automated systems designed to conserve energy
- More than 161,000 kilowatt hours generated by solar panels
- Energy-efficient lighting programs saved more than 189,000 kilowatt hours
- Recycled 13,350 pounds of comingled materials and 308 pounds of batteries

Read our 2020 Corporate Citizenship Report at UMB.com/CorporateCitizenship 6

Business Model – Our Diverse Foundation

UMB

Commercial & Personal Banking Services

Revenue: FY'20 $929 million; YTD'21 $455 million / Average deposits: $18.0 billion

Commercial

Average loans: $13.0B (1)

Average deposits: $11.0B

- C&I and CRE Lending
- ABL and Factoring
- Treasury Management
- Merchant Payments
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice Finance
  - Aviation
  - Construction
  - Mezzanine debt & equity investments

Consumer

Average loans: $2.2B (1) (2)

Average deposits: $7.0B

- Retail deposit and lending services through 91 branches and online
- Small business banking
- Consumer mortgage
- Private banking services

Private Wealth

AUM = $11.8B

AUA = $4.2B

- Financial planning
- Investment management
- Trust and estate planning
- Family office
- Business exit planning

Institutional Banking Services

Revenue: FY'20 $362 million; YTD'21 $181 million / Average deposits: $9.8 billion

Institutional Banking provides solutions for the entire marketplace. $410.7 billion in AUA.

Corporate Trust

- Bond trustee, paying agent & escrow services

Institutional Custody

- Domestic & international custody services

Fund Services

- Fund accounting, fund administration & transfer agency

Specialty Trust & Agency Solutions

- Default workout & successor trustee services
- Aviation, ABS & loan agency services

Capital Markets Division(3)

- Fixed income sales & trading
- Public finance

Investor Solutions

- Banking, cash management & specialty services for financial firms

Healthcare Services

- Health savings accounts
- Healthcare payment solutions

Balances at or for quarter ended 06/30/21. (1) Excludes $1.2B in avg. PPP balances and $386mm in avg. credit card balances; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Products and services offered through UMB Bank Capital Markets Division; NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

Our Investment Thesis

Investment Thesis – Our Opportunity 9 Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis, built out specialized teams Runway for Growth Attractive deposit base Stable, diverse and low-cost funding sources Net interest income growth outpacing the industry Above peer earning asset growth Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge against lower rate environments Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 22 years with UMB Chief Credit Officer – 35 years with UMB

Balance Sheet Growth – Across All Business Cycles 10 Average Loans Average Deposits Average annual balances in billions. 1.69% 0.40% 1.01% 0.25% Annual Loan Growth Annual Deposit Growth 13% 14% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 3% 7% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 11.1% 15 Year CAGR 10.6% (1) (1) Excludes PPP balances for 2020; (2) UMB traditional peer group (15 banks); Source: S&P Global. Note: our peer group changed in 2Q’21 due to M&A activity within the group. See slide 48.

Differentiated Revenue Profile – Multiple Sources of Growth 11 Net Interest Income Fee Income Provides Diversity 15 Year CAGR 9.5% Dollars in millions. 30% 28% 57% 43% $440.2 $1,291.4 $472.2 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 7.4% Revenue Growth Peer Med. 15 Year CAGR 6.2% Peer Med. 15 Year CAGR 6.9% Annual NII Growth Annual Revenue Growth 5% 15% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% 8% 7% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) Source: S&P Global.

Capital & Liquidity – Supports Growth Outlook 12 Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (4) (3) (2) (1) Source: S&P Global; (2) Non-GAAP measure. See reconciliations on slide 47; (3) As defined by S&P Global; “Cash, cash equiv. & investment securities/assets;” (4) EOP balances.

History of Strong, Resilient Credit – Through All Economic Environments 13 Net Charge-Offs / Average Loans Nonperforming Loans / Loans 0.49% 0.25% 0.16% 0.74% 0.36% 0.16% 1.18% 0.79% 0.55% 0.50% 0.22% 0.13% 15 Year Average 0.30% 15 Year Average 0.43% (1) UMB’s traditional peer group (15 banks), source: S&P Global; (2) All FDIC-insured institutions, source: FDIC Annual Statistics.

Risk-Adjusted Returns – Rowing Close to Shore 14 Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (1) Source: S&P Global.

Outperformance – Building Long-Term Value 15 15-Year Compounded Annual Growth Rates 2005 – 2020 (1) *KBW Nasdaq Regional Bank Index (50 banks); **UMB’s traditional peer group (15 banks); ***All publicly-traded banks with data reported for both 2005 and 2020. Source: S&P Global. (1) Non-GAAP measure. See reconciliations on slide 46.

Dividend Trends – Sustained Growth 16 (1) Dividends adjusted for 2-for-1 stock split in 2006. Annual Dividends Declared (1) +228.9% through YE 2020

2nd Quarter 2021 Financial Review

2Q 2021 Results At-A-Glance 18 Dollars in millions, except per share amounts. (1) Non-GAAP measure. See reconciliations on slides 44 and 45. 2Q ’20 1Q ’21 2Q ’21 Linked-Quarter Commentary

2Q 2021 Earnings Highlights 19 Dollars in millions, except per share amounts. (1) Non-GAAP measure. See reconciliations on slide 44; (2) Net gains/losses related to mark-to-market valuations on our investment in TTCF and the sale of 3.5mm shares during 2Q’21.

Revenue Trends 20 Dollars in millions. Columns may not sum due to rounding differences. 2Q ’20 3Q ’20 4Q ’20 1Q ’21 2Q ‘21 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income 21 @ 0.10% $4.5B $4.5B $2.3B $2.3B $2.6B @ 0.92% @ 0.78% @ 0.76% @ 0.86% @ 0.70% @ 0.11% @ 0.11% @ 0.11% @ 0.10% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $194.1 $178.2 $184.4 $194.7 $171.3 $175.7 $180.8 $180.7 Dollars in millions. $201.1 $188.7 EA % IBL % COF %

Noninterest Income 22 Current Quarter Highlights Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing Dollars in millions. (1) Source: S&P Global. Noninterest income increased $22.7mm, or 20.8%, vs. 1Q’21, driven by: $23.8mm in additional investment securities gains, primarily related to our investment in Tattooed Chef; An increase of $1.4mm in bankcard fees from higher interchange income; and $3.3mm increase in derivative income in other income, offset by the gain on sale of PCM in prior quarter. Offsets included: A $971k decrease in trust and securities processing income, where strong fund services revenue was offset by the impact of the previously announced sale of Prairie Capital Management; and A decrease of $686k in trading and investment banking income related to lower trading volumes. $108.9 $131.6 $120.5 $113.0 $228.3 LQ Variance

Noninterest Expense 23 Current Quarter Highlights Noninterest expense increased $392k, or 0.2%, vs. 1Q’21 driven by: Increases of $2.5mm, $2.4mm, and $1.1mm in marketing and business development expense, legal and consulting expense, and processing fees, respectively, due to timing of various marketing initiatives, legal costs, and timing of software projects. An increase of $2.2mm in other noninterest expense related to OREO losses, derivative expense, and miscellaneous loan fee expense. These increases were offset by decreases of $5.7mm in payroll taxes, insurance and 401(k) expense, and $1.8mm in bonus and commission expense. Dollars in millions. Columns may not sum due to rounding differences.

$15,098 $13,897 $14,233 $14,625 $15,732 $16,041 $16,246 Diversified Loan Portfolio 24 Average balances in millions. Loans by Region Kansas City 38% Colorado 17% Arizona 9% St. Louis 13% Greater MO 6% KS - 2% Texas 10% NE - 2% OK - 2% MN - 1% $14,933 $16,818 $15,642

Quarterly Loan Activity 25 (1) Payoffs and paydowns include C&I and CRE loans. (1) (1)

Note: We removed Retail CRE, with 06/30/21 balances of $480mm, from the sensitive industries list based on borrower performance and improving macroeconomic environment. Pandemic-Sensitive Industries 26 2.9% 97.1% All Other Loans $15.7B (1) Hotel CRE Majority of the hotel portfolio is flagged by national hotel brands Limited service and extended stay properties comprise half of hotel portfolio 62% to top sponsors; weighted avg. LTV 54% Industry reports show that occupancy rates reached an 88-week high in June 2021 and that revenue per available room was in “recovery” for the third straight week Closely watching trends, including the current labor shortage in the hospitality industry. Senior Living CRE Defined as independent, assisted living and memory care facilities 29% to top sponsors; weighted avg. LTV 65% All facilities reopened and resuming tours/move-ins; absorption of vacant units varies by location and type Properties that were stabilized pre-pandemic have generally experienced stable occupancy, although with increased expenses (1) PPP loans are excluded from the denominator when calculating percentages of total loans.

Strong Asset Quality 27 Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due; (2) Total loans include PPP balances. 0.04%

28 Detailed Net Charge-Off History (1) Loan categories were updated in Q1 2020 with the adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA.

$10,699 $11,284 $9,177 $9,815 $10,171 $8,573 $8,858 $9,368 $9,924 $7,928 Available-for-sale Portfolio High-Quality Investment Portfolio 29 Average balances in millions. (1) Includes purchases made for roll-off and overbuy; net of purchases related to sales/trades. AFS Portfolio Statistics & Activity AFS balance

Diversified Deposit Mix 30 $26,826 $22,781 $24,127 $24,965 Deposits by Line of Business Commercial Personal Institutional Regional Banking 37% Consumer & Private Wealth 25% Capital Mkts. & Corp. Trust 12% Healthcare Services 9% Fund Services 6% Specialty Banking 2% Investor Solutions 9% 34% 34% 36% 36% 39% Average balances in millions. $27,783

Line of Business Updates

Commercial Banking – C&I Lending 32 Commercial & Industrial Statistics (1) C&I Industry Diversification (2) Average loan size: $4.9 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Technology Materials Manufacturing Food/Beverage Manufacturing Healthcare Commercial Services Other (4) Agribusiness RE & Construction Finance & Insurance Energy-Related $6.8B 42.1% of total UMB loans Commercial Line Utilization Trends +19% YoY Dollars in billions at period end. (1) Includes commercial & industrial and leases, excludes PPP loans; (2) Industries as a percentage of C&I portfolio; (3) Excluding PPP loans. (3)

Commercial Banking – Commercial Real Estate 33 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-value: 61% Recourse: 86% Const. / Land Dev. 13% Owner-Occupied 29% Investment CRE 49% $6.3B Farmland 8% as of June 30, 2021 1-4 Unit Residential Construction = 1% of total (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Student Housing Other (4) Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors Resi. Rental $4.1B 25.2% of total UMB loans (1) Industries as a percentage of investment CRE and construction portfolio; (2) Excluding PPP loans; (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Regulatory Concentrations Total non-farmland CRE / Total RBC: 160% Construction & Development Loans / Total RBC: 32% (3)

Commercial Banking – Capital Finance

Asset-based Lending


$331
$331
$353
$355
$368
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21

- Serving middle-market companies with revenues ~$15mm to $300mm.
- Working capital facilities typically $10mm to $50mm via lines of credit secured by accounts receivable and inventory, and term loans supported by equipment, real estate and cash-flow.
- Deeply experienced in financing acquisitions, recapitalizations and aggressive growth strategies

Factoring / Accounts Receivable Financing


$140
$126
$154
$147
$138
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21

- Serving small to lower middle-market companies with revenues ~ $2mm to $150mm.
- Working capital facilities typically between $500k to $10mm.
- Financing that facilitates cash flow when traditional lending may not be available for highly-leveraged borrowers or those with a concentrated customer mix.

Mezzanine Debt & Minority Equity Investments

Examples of recent investments:

- SBIC fund - UMB Capital Corporation is a small business investment company that provides financing solutions via loans, equity and debt securities
- Swaps and derivatives - UMB Capital Finance will build customized instruments to help manage interest rate risk and optimize balance sheets
- Syndicated finance – Expertise in complex funding arrangements

Average balances in millions.

34

Personal Banking – Consumer 35 Metrics at or for the quarter ended 06/30/21. (1) Includes residential real estate and other consumer loans for retail and private banking customers. $ millions Mobile Deposits 18% Digital Sales 24% 15% of non-mortgage loan applications of new retail deposit accounts vs. 16% 2Q’20 $44mm $16mm vs. $34mm 2Q’20 Expanding Digital Capabilities of consumer deposits via mobile app Mobile App Rating Apple Store 4.1 stars Google Store 4.5 stars +29%

Personal Banking – Private Wealth Management 36 Personal Trust 29% Investment Advisory 22% Non-Managed AUA 26% IRAs 6% Brokerage 4% Other 4% Charitable9% Customer Assets Managed Assets (AUM): $11.8B Non-Managed Assets (AUA): $4.2B $639mm $694mm FY’19 FY’20 New Assets / Sales (1) Composition as of 06/30/21. (1) Includes AUM and AUA; (2) American Customer Satisfaction Index “Score.” Source: Market Strategies International; (3) Source: 2020 Forrester Net Promoter Benchmarks Study

Institutional Banking – Fund Services & Institutional Custody 37 Assets Under Administration +33% YoY Best Interval Fund Administrator (1) Best Administrator – Technology (2) Voted #1 Transfer Agency (3) Fund Services – Registered Funds & Alternative Investments Institutional Custody $345B $286B $306B $336B # 1 Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Top 10 Mutual Fund Custodian (4) TOP 10 Best US Custodian – 2019 (3) $379B (1) Fund Intelligence ‘19-’20 Awards; (2) Hedgeweek U.S. Awards ‘20 & Private Equity Wire U.S. Awards ’20; (3) 2020 Mutual Fund Service Guide; (4) Private Equity Wire U.S. Awards ’19.

Institutional Banking – Corp/Specialty Trust & Capital Markets

UMB

Corporate Trust & Escrow Services

Provides trustee, paying agent and escrow services to municipal and corporate issuers.

#3 Municipal Trustee & Paying Agent in U.S. (1)

+68% New Business $ Volume on 1,353 Deals

$30B Assets Under Administration

Specialty Trust & Agency Solutions

Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions.

+34% 262 New Deals Closed YTD vs. 195 YTD 2020

+109% Growth in New Business $ Volume YTD

New Irish Office Building presence in top aviation leasing market

75% of our trust team members are Certified Corporate Trust Professionals

Capital Markets Division (3)

Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations.

TOP 25 **Top 25 Competitive Underwriters in U.S.** (2)

+79% 52 Public Finance Deals Closed YTD vs. 29 YTD 2020

Examples of recent deals:

PfISD

Pflugerville Independent School District (TX)

$92,125,000
- Unlimited Tax Refunding Bonds, Taxable Series '21
- Senior Manager

$11,245,000
- Public Facilities Corp. Lease Revenue Bonds, Series '21
- Sole Manager

SAISD

San Antonio Independent School District (TX)

$268,380,000
- Unlimited Tax School Building Bonds, Series '21
- Co-Manager

Northside Independent School District (TX)

$225,770,000
- Unlimited Tax School Building and Refunding Bonds, Series '21
- Co-Manager

All comparisons are YTD 2021 vs. YTD 2020.

(1) Ranked by number of issues -Thomson Reuters municipal rankings, June 2021; (2) Bloomberg - ranking for 2020; (3) Products and services offered through UMB Bank Capital Markets Division – NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

38

FDIC Sweep Assets Under Administration $67B Institutional Banking – Investor Solutions & Healthcare Services 39 Investor Solutions Provides large-scale banking services and payment solutions for non-bank financial institutions and fintech companies. Annual ACH Transactions Healthcare Services Provides healthcare payment solutions including health savings accounts (HSAs), healthcare spending accounts and payments technology.  HSA Account Holders 1.3mm In HSA Assets & Deposits $3.1B Top 5 HSA Custodians in the U.S. (4) TOP 5 30% of Top Independent Broker-Dealers are UMB Clients (2) 60% of Top Clearing Firms are UMB Clients (1) Benefit Cards 5mm >50mm > 6mm accounts Recognized for Investment Quality (3) Fintech Partnerships (1) InvestmentNews 2019; (2) Financial Planning June 2020; (3) Investor’s Business Daily 2021; (4) Ranked by number of accounts - Devenir Research YE 2020.

Payments – Credit & Debit Card Products 40 $3,550 $2,578 $3,122 $3,315 Card Purchase Volume & Interchange Trends 2Q ‘21 Card Spend $3.7B 23rd In U.S. Credit Card Purchase Volume (1) #23 $3,658 $ millions (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2020.

Appendix

Leadership – Our Board of Directors 42 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee RC = Risk Committee

Forward-Looking Statements 43 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously, the COVID-19 pandemic (the “pandemic”) may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. The pandemic has created a global public-health crisis that has resulted in widespread volatility and deteriorations in household, business, economic, and market conditions. It is currently adversely affecting the company and its customers, counterparties, employees, and third-party service providers, and the continued adverse impacts on our business, financial position, results of operations, and prospects could be significant. We are not able to accurately predict the extent of the impact of the pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects at this time, and we believe it will depend on a number of evolving factors, including: (i) the duration, extent and severity of the pandemic; (ii) the response of governmental and non-governmental authorities to the pandemic, which is rapidly changing and not always coordinated or consistent across jurisdictions; (iii) the effect of the pandemic on our customers, counterparties, employees and third-party service providers, which may vary widely, and which is generally expected to increase our credit, operational, and other risks and (iv) the effect of the pandemic on economies and markets, which in turn could adversely affect, among other things, the origination of new loans and the performance of our existing loans. The pandemic is also expected to have a significant impact on our current expected credit loss (CECL) calculation and related provision under a new accounting standard that we were required to adopt in January 2020. The CECL calculation includes periodic estimates of the net amount expected to be collected over the contractual term of certain financial assets, and requires us to take into account, among other things, economic conditions forecasted over the life of the financial asset, including the current and anticipated effects of the pandemic. Any forward-looking statement should be evaluated in light of these considerations. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 44 The following are non-GAAP measures used by the company from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Pre-tax pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Pre-tax, pre-provision income on a fully tax equivalent basis for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus noninterest income, less noninterest expense. Tangible book value per share is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as the Company’s total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Pre-Tax, Pre-Provision Income (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 45 Pre-Tax, Pre-Provision Income on a Fully Tax-Equivalent Basis (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 46 Tangible Book Value (1) Share count for December 31, 2005, adjusted for Company’s 2-for-1 stock split on May 31, 2006. (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 47 Tangible Common Equity Ratio (unaudited, dollars in thousands)

48 Our Peer Group All peer data in this presentation is sourced from S&P Global.